EXHIBIT 10.22
AMENDMENT TO CREDIT AGREEMENT


THIS AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is entered into as of August l8 , 1993, among QUANTUM CORPORATION , a Delaware corporation (the "Company"), the several financial institutions party to the Agreement (collectively, the "Banks," and individually, a "Bank" 3, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Banks (in such capacity, the "Agent") .

RECITALS

	A.	The Company, Banks, and Agent are parties to a Credit
Agreement dated as of August 18, 1992 (the "Agreement") pursuant to which the Agent and the Banks have extended certain credit facilities to the Company.

	B.	The Company has requested that the Banks extend the
Termination Date and agree to certain other amendments of the Agreement
.

	C .	The Banks are willing to amend the Agreement, subject to the terms and conditions of this Amendment.

	NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

	1.	Defined Terms. Unless otherwise defined herein, capitalized
terms used herein shall have the meanings, if any, assigned to them in the Agreement.

	2.	Amendments to Agreement.

		(a)	Section 1.01 of the Agreement shall be amended at the
defined term "Termination Date" by deleting it in its entirety and restating it as follows:

		"Termination Date" means the earliest to occur of: (a) August 18, 1994; and (b) the date on which the Commitments shall terminate in accordance with the provisions of this Agreement."

		(b) Section 7.02 shall be amended by adding the following after the word "quarter" at the end thereof:

		"provided, however, that for purposes of this Section 7.02 only, any decrease in its Consolidated Tangible Net Worth during any given fiscal quarter from Consolidated Tangible Net Worth at the end of its previous fiscal quarter attributable solely to the purchase for cash by the Company of its capital stock (but only to the extent that such purchases do not exceed one hundred million dollars ($100,000,000) in the aggregate from and after July 1, 1993) shall not be deemed to be a decrease in Consolidated Tangible Net Worth"

	3.	Representations and Warranties. The Company hereby
represents and warrants to the Agent and the Banks as follows:

		(a)	No Default or Event of Default has occurred and is
continuing.

		(b)	The execution, delivery and performance by the Company
of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.
The Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

		(c)	All representations and warranties of the Company
contained in the Agreement are true and correct.

		(d)	The Company is entering into this Amendment on the
basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other person.

	4.	Effective Date. This Amendment will become effective as of
August 18, 1993 (the "Effective Date"), Provided that each of the following conditions precedent has been satisfied:

		(a)	The Agent has received from the Company and each of
the Banks a duly executed original of this Amendment.

		(b)	The Agent has received from the Company a copy of a
resolution passed by-the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.

	5.	Miscellaneous.

		(a)	Except as herein expressly amended, all terms,
covenants and provisions of the Agreement and the Collateral Documents are and shall remain in full force and effect and all references therein to such Agreement shall henceforth refer to the Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Agreement.

		(b)	This Amendment shall be binding upon and inure to the
benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

		(c)	This Amendment shall be governed by and construed in
accordance with the law of the State of California; provided that the Agent and the Banks shall retain all rights arising under Federal law.

		(d)	This Amendment may be executed in any number of
counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

		(e)	This Amendment, together with the Agreement and the
other Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Agreement.

		(f)	If any term or provision of this Amendment shall be
deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Agreement, respectively.

		(g)	Company covenants to pay to or reimburse the Agent and
the Banks, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

		IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

QUANTUM CORPORATION
By:		Joseph T. Rodgers
Title:	Executive Vice President, Finance, & Secretary

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent
By:
Title:	Vice President

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as a Bank

By:
Title:	Vice President

ABN AMRO BANK N.V.
By:		Jeffrey A. French
Title:	Vice President

By:		Robert N. Hartinger
Title:	Vice President